{LOGO}  IRONWOOD FUNDS



IRONWOOD SERIES TRUST

IRONWOOD ISABELLE
SMALL COMPANY STOCK FUND


                            INVESTMENT SHARES
                            SYMBOL: IZZYX
                            INSTITUTIONAL SHARES
                            SYMBOL: IZZIX

                            WWW.IRONWOODFUNDS.COM

                            -----------------------------------------
                            PROSPECTUS
                            MAY 1, 2008





                            -----------------------------------------
                            The Securities and Exchange Commission
                            has not approved or disapproved these
                            securities or determined if this
                            prospectus is truthful or complete. Any
                            representation to the contrary is a
                            criminal offense.

TABLE OF CONTENTS

Information About the Fund ................................................    1
  Investment Objective and Philosophy .....................................    1
  Principal Investment Strategies .........................................    1
  Principal Risks .........................................................    3
  Past Performance ........................................................    4
  Fees and Expenses .......................................................    6
  Understanding Expenses ..................................................    7
The Fund's Management .....................................................    7
  Portfolio Management ....................................................    8
  Portfolio Turnover ......................................................    9
Information About Your Account ............................................    9
  Purchasing Shares .......................................................   10
  Account Requirements ....................................................   14
  Determining Share Price .................................................   14
  Canceled or Failed Payments .............................................   15
  Selling Shares ..........................................................   15
Distributions and Taxes ...................................................   18
  Distributions ...........................................................   18
  Tax Considerations ......................................................   18
  Tax Consequences ........................................................   18
Financial Highlights ......................................................   20



WHY YOU SHOULD READ THIS PROSPECTUS

Reading the prospectus will help you to decide whether the Ironwood Isabelle Small Company Stock Fund is the right investment for you. It allows you to compare the fund's objective, principal investment strategies, principal risks and performance with other mutual funds. The fund invests in the common stock of small companies that are believed to have the potential for substantial appreciation over time. It is designed for long-term investors who are able to tolerate the volatility that exists with investing in small company stocks. Please keep this Prospectus for future reference.

INFORMATION ABOUT THE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PHILOSOPHY
      The fund seeks capital appreciation by investing its assets primarily in relatively undervalued common stocks of domestic small companies.

PRINCIPAL INVESTMENT STRATEGIES
      Ironwood Investment Management, LLC ("Ironwood;" formerly known as Ironwood Capital Management, LLC), the fund's investment adviser, seeks to combine the risk-averse nature of value investing with the superior long-term capital appreciation potential of small company stocks. Under normal circumstances, the fund invests at least 80% of its assets in companies that, at the time of purchase, have small market capitalizations, which, for purposes of this fund, are those companies
-------------------------------
BOTTOM-UP APPROACH TO INVESTING
refers to the analysis of
individual company information
before considering the impact
of industry and economic trends.
-------------------------------
      with market capitalizations similar to companies in the Russell 2000(R) Index.1 As of March 31, 2008, the largest company in the Russell 2000 Index had a market capitalization of $6.8 billion. Market capitalization is the stock price multiplied by the total number of shares outstanding.

      It is Ironwood's intention to be fully invested in small cap securities at all times. To maintain the fund's investment objective it will close to new investors when assets reach $500 million.

      Using a bottom-up approach with fundamental analysis, Ironwood analyzes a company's recent valuation, price/earnings ratio and tangible assets, such as cash, real estate and equipment, to determine whether it presents the best value in terms of current price, cash flow, and current and forecasted earnings.

      Ironwood believes that this approach helps to identify companies whose market value is substantially below true economic value. These companies are often neglected, overlooked or out-of-favor in the market. As a result, their current stock prices may not reflect the companies' long-term economic value. Frequently, these companies exhibit one or more of the following traits. A company may be:
                                                 -------------------------------
                                                 FUNDAMENTAL ANALYSIS is the
                                                 analysis of company financial
                                                 statements to forecast
                                                 future price movements using
                                                 past records of assets,
                                                 earnings, sales, products,
                                                 management and markets.
                                                 -------------------------------

      --------------------------------------------------------------------------
      (1) The fund will provide shareholders with at least 60 days' prior written notice of any change in its 80% investment policy. In addition, although major changes tend to be infrequent, the fund's Board of Trustees could change the fund's investment objective without seeking shareholder approval.

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      o   emerging - the company has a new product or innovation to offer the marketplace;

      o positioned to benefit from internal changes, such as a shift in management, or external catalysts, such as a cyclical turnaround of a depressed business or industry.

      In selecting these securities, an in-depth research and analysis of each company is conducted. Ironwood looks at:

      o   potential cash flow;

      o   quality and commitment of management;

      o   overall financial strength;

      o   existing assets.

      Ironwood often conducts in-person visits or discussions with management as well.


PORTFOLIO HOLDINGS
      A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information (SAI).
-------------------------------
VALUE INVESTING is an approach
to investing that seeks to
identify, through in-depth
research and analysis,
companies that are undervalued
in the market place - companies
whose market value is less than
their economic value. Such
companies are often out of favor
or not closely followed by
investors, but offer the
potential for substantial
appreciation over time.
-------------------------------
      Although it is unlikely, the fund may also invest its assets in other securities or engage in different investment practices, including derivatives. These securities and practices are not part of the fund's principal investment strategies, but may be used from time to time to supplement or enhance the fund's principal investment strategies in an effort to achieve the fund's investment objectives (and may not be used at all). They include convertible and debt securities, foreign securities, rights and warrants, illiquid and restricted securities, below investment-grade debt securities, commonly referred to as "junk-bonds," repurchase agreements, when-issued and delayed-delivery securities, hedging transactions, short sales against the box, lending portfolio securities and borrowing money. Investments in these securities and engaging in any of these investment practices offer certain opportunities and carry various risks. Please refer to the statement of additional information for more information on these securities and investment practices.

      Ironwood may sell a security when it achieves the clearly defined target price. A security may also be sold if any of the following occur:

      o   a disruptive change in management;

      o   the company is unable to operate under its financial burdens;

      o   the company's growth cycle fails to materialize;

2  -----------------------------------------------------------------------------
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      o   a company's anticipated product or technology cannot be
          commercialized;

      o   the investment time horizon of 2-to-3 years is exceeded.

PRINCIPAL RISKS

      There are two basic risks prevalent in all mutual funds investing in common stock: "management" and "market" risks.

      o MANAGEMENT RISK means that your investment in the fund varies with the success and failure of Ironwood's value-oriented investment strategies and Ironwood's research, analysis and determination of portfolio securities. If Ironwood's investment strategies do not produce the expected results, your investment could be diminished or even lost.

      o MARKET RISK means that the price of common stock may move down in response to general market and economic conditions, investor perception and anticipated events, weakness in a particular industry, as well as the activities of the individual company. Additionally, because the fund invests in common stocks, its share price will change daily in response to stock market movements.

   SMALL CAP STOCKS

      Because the fund invests in small companies the fund's share price may be more volatile than the share price of funds investing in larger companies. Small companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. If small companies fall out-of-favor with the market and investors, the price of your shares may fall, causing the value of your investment in the fund to fall.

   VALUE INVESTING

      Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

   DEFENSIVE INVESTING

      For temporary defensive purposes, the fund may hold cash or invest its net assets in short-term securities including U.S. Treasury securities, high quality commercial paper and repurchase agreements. Although the fund may do this to reduce losses, these measures may adversely affect the fund's efforts to achieve its objective.

      THE FUND CANNOT ELIMINATE RISK OR ASSURE ACHIEVEMENT OF ITS OBJECTIVE. IF THE RISKS ABOVE ARE REALIZED, YOU MAY LOSE MONEY ON YOUR INVESTMENT IN THE FUND.


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PAST PERFORMANCE

      Annual return includes the reinvestment of dividends and distributions and reflects fund expenses. The following bar chart and performance tables provide some indication of the risks and volatility of an investment in the Investment Class Shares of the fund by showing how returns can differ from year to year and by comparing the fund's performance with that of a com-parable market index. Returns will vary between the two share classes due to differences in expenses. As with all mutual funds, performance information represents only past performance (before and after taxes) and is not an indication of future results.

                    YEAR-BY-YEAR RETURNS (INVESTMENT CLASS)

                        1999                    49.49%
                        2000                     7.73%
                        2001                     8.74%
                        2002                   -17.43%
                        2003                    41.39%
                        2004                    18.12%
                        2005                     4.81%
                        2006                    23.68%
                        2007                   -12.34%

      During the periods shown in the above chart, the highest return for a quarter was 31.84% and the lowest return for a quarter was -29.11%.

AVERAGE ANNUAL TOTAL RETURN

      The fund's average annual total return is compared with the Russell 2000 Index, an unmanaged index consisting of broad-based common stocks. The Russell 2000 Index does not reflect fund expenses, investment management fees, brokerage commissions and other expenses associated with investing in equity securities. Although the fund does not seek to match the returns of the Russell 2000 Index, this index is a good indicator of market performance and risk for small company stocks. You may not invest directly in the Russell 2000 Index and, unlike the fund, it does not incur fees or charges.

      The following table compares the fund's average annual total return, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sale of fund shares, for Investment Class shares of the fund, as of December 31, 2007 to the Russell 2000 Index, the Fund's primary benchmark, and to the Russell Microcap Index.

4 ------------------------------------------------------------------------------
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      The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

INVESTMENT CLASS*                            1 YEAR       5 YEAR    LIFE OF FUND
--------------------------------------------------------------------------------
Return Before Taxes                          -12.35%       13.67%       6.74%
--------------------------------------------------------------------------------
Return After Taxes on Distributions          -16.21%       11.26%       5.52%
--------------------------------------------------------------------------------
Return After Taxes on Distributions          -3.75%        11.99%       5.89%
   and Sale of fund Shares
--------------------------------------------------------------------------------
Index: Russell 2000 Index (reflects no       -1.57%        16.25%       6.64%
  deduction for fees, expenses or taxes)
--------------------------------------------------------------------------------
Index: Russell Microcap Index (reflects no   -8.00%        15.87%         --
  deduction for fees, expenses or taxes)
--------------------------------------------------------------------------------
* Investment Class shares commenced operations on March 9, 1998. The Class's total returns reflect performance based on net operating expenses. For each period above, fees were waived or expenses reimbursed. Total returns would have been lower if expenses had not been reduced.

      The following table compares the fund's average annual total return, for Institutional Class shares, as of December 31, 2007 to the Russell 2000 Index, and to the Russell Microcap Index.

INSTITUTIONAL CLASS*                         1 YEAR       5 YEAR    LIFE OF FUND
--------------------------------------------------------------------------------
Return Before Taxes                          -12.11%       14.06%      7.10%
--------------------------------------------------------------------------------
Return After Taxes on Distributions          -15.82%       11.72%      5.91%
--------------------------------------------------------------------------------
Return After Taxes on Distributions          -3.78%        12.33%      6.22%
  and Sale of fund Shares
--------------------------------------------------------------------------------
Index: Russell 2000 Index (reflects no       -1.57%        16.25%      6.29%
  deduction for fees, expenses or taxes)
--------------------------------------------------------------------------------
Index: Russell Microcap Index (reflects no   -8.00%        15.87%       --
  deduction for fees, expenses or taxes)
--------------------------------------------------------------------------------

 *Institutional Class shares commenced operations on March 27, 1998. The Class's total return reflects performance based on net operating expenses. For each period above, fees were waived or expenses reimbursed. Total returns would have been lower if expenses had not been reduced.

      After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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

FEES AND EXPENSES

      The following table describes the various fees and expenses that you may pay if you invest in the Fund. Shareholder fees are charges you pay when buying, or selling shares of either class of the Fund. Operating expenses, which include fees of the Adviser, are paid out of the Fund class's assets and are factored into the class's share price rather than charged directly to shareholder accounts.

SHAREHOLDER FEES                                IRONWOOD ISABELLE SMALL
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)          COMPANY STOCK FUND
--------------------------------------------------------------------------------
                                                INVESTMENT    INSTITUTIONAL
                                                 SHARES          SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)                       None            None
Imposed on Purchases (as a percentage
of the offering price)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge                     None            None
(Load) Imposed on Redemptions
(as a percentage of sales price)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on            None            None
Reinvested Distributions
--------------------------------------------------------------------------------
Redemption Fee                                    2.00%*          2.00%*
(as a percentage of amount redeemed)
--------------------------------------------------------------------------------


                                                INVESTMENT      INSTITUTIONAL
                                                  SHARES           SHARES
--------------------------------------------------------------------------------
Management Fees                                      1.00%         1.00%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                            0.25%          None
--------------------------------------------------------------------------------
Other Expenses                                       0.89%         1.28%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                 2.14%         2.28%
--------------------------------------------------------------------------------
Fees Waived                                         (0.19)%       (0.58)%
--------------------------------------------------------------------------------
NET EXPENSES*                                        1.95%         1.70%
--------------------------------------------------------------------------------

* Shares redeemed within 30 days of purchase will be charged a fee of 2.00% of the current NAV of the shares redeemed, subject to limited exceptions. See "Selling Shares - Redemption Fee" for additional information.

      The fund's service providers may voluntarily waive or reimburse certain fees, as they may determine, from time to time. Certain fund expenses may also be reduced through directed brokerage arrangements. Voluntary fee waivers may be reduced or eliminated at any time.

      In addition, under a written Investment Advisory Agreement ("Agreement") between Ironwood and the fund, Ironwood is obligated for as long as the Agreement remains in effect, to limit total fund expenses, including its investment advisory fee, to 1.95% of the average daily net assets annually for Investment Shares and 1.70% of the average daily net assets annually for Institutional Shares, and to waive such fees and expenses to the extent they exceed these amounts. Contractual waivers may be changed or eliminated at any time with the consent of the Board of Trustees.

      The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the fund's Financial Highlights table, which reflects the operating expenses of the fund and does not include acquired fund fees and expenses. Acquired fund fees and expenses are fees incurred indirectly by the fund as a result of investment in certain pooled investment vehicles, such as mutual funds.


6  -----------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It uses the same hypothetical conditions that other funds use in their prospectuses:
                                                     ---------------------------
                                                     UNDERSTANDING EXPENSES
                                                     Operating expenses are
                                                     paid directly by the
                                                     fund out of its own assets.
                                                     As a result, you pay for
                                                     them indirectly, as they
                                                     reduce the fund's return.
                                                     The higher the fund's
                                                     expenses are, the lower
                                                     its return. Fund expenses
                                                     include management fees,
                                                     12b-1 fees (with respect
                                                     to the Investment Shares),
                                                     and administrative
                                                     costs such as shareholder
                                                     recordkeeping and reports,
                                                     accounting services and
                                                     custody fees.
                                                     ---------------------------
      o   $10,000 initial investment;

      o   5% total return on your investment each year;

      o   total and net annual fund operating expenses remain the same;

      o   redemption at the end of each time period;

      o   reinvestment of all dividends and distributions.

      You pay the same amount in expenses whether you hold your shares or sell them at the end of each period. Your actual costs may be higher or lower because fund operating expenses change, so use this example for comparison only. Based on these assumptions at the end of each period your costs would be:

EXAMPLE COSTS
                            1 YEAR        3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
Investment Shares           $  198        $  652        $1,132        $2,457
--------------------------------------------------------------------------------
Institutional Shares        $  173        $  657        $1,167        $2,572
--------------------------------------------------------------------------------



THE FUND'S MANAGEMENT
--------------------------------------------------------------------------------

      Ironwood, the fund's manager, is located at 21 Custom House Street, Suite 240, Boston, MA 02110 and was formed in August 1997. Ironwood has provided investment advisory and management services to clients since 1998. Ironwood currently manages assets for the fund, institutional clients, such as pension funds, endowments, foundations and public retirement plans, as well as for high net worth individual investors. Ironwood is a subsidiary of MB Investment Partners & Associates, LLC ("MBA").

      On April 30, 2008, Warren J. Isabelle, a Managing Director of Ironwood and the portfolio manager of the Fund, and Donald Collins, a Managing Director and portfolio manager of Ironwood Investment Management, LLC ("Ironwood") purchased a

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

---------------------------
PORTFOLIO MANAGEMENT
Warren Isabelle, Chief
Investment Officer of
Ironwood since its
inception, is the
fund's portfolio
manager. Until January
1997, Mr. Isabelle
was Senior Vice
President and head
of Domestic Equity
Management for Pioneer
Mutual Funds, and the
portfolio manager of
Pioneer Capital Growth
Fund (from July 1990
through January 1997)
and Pioneer Small Company
Fund (from November
1995 through January
1997). From February
1997 through May 1997,
Mr. Isabelle
was Senior Vice
President and Chief
Investment Officer of
Equities at Keystone
Investment Management
Company.
---------------------------

      majority interest in Ironwood from MBA (the "Transaction"). MBA retains a minority ownership interest in Ironwood.

      The Transaction results in a change in control of Ironwood and an assignment and automatic termination of the Advisory Agreement between Ironwood and the Trust pursuant to the terms of that Agreement. The Board of Trustees of the Trust called a meeting on March 18, 2008 to consider among other matters the approval of an Interim Investment Advisory Agreement between the Trust and Ironwood (the "Interim Agreement") that became effective upon the closing of the Transaction, and various items relating to a meeting of the Fund's shareholders to consider a new Investment Advisory Agreement between the Trust and Ironwood.

      A discussion summarizing the basis on which the Board most recently approved the Advisory Agreement and Interim Agreement between the Trust, on behalf of the fund, and Ironwood will be included in the fund's semi-annual report for the period ended June 30, 2008. A discussion summarizing the basis on which the Board's previously approved the Advisory Agreement is included in the fund's annual report for the period ended December 31, 2005.

      Subject to the general oversight of the board, Ironwood supervises the fund's investment activities and determines which securities are purchased or sold by the fund, and Ironwood is responsible for all expenses related to its services in managing the fund. Ironwood received an annual fee of 1.00% of the fund's average daily net assets for the fiscal year ended December 31, 2007. This fee is computed daily and paid monthly.

      The fund and Ironwood have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth officers, directors and advisory personnel's fiduciary responsibilities regarding the fund, establishes procedures for personal investing, and restricts certain transactions. Persons subject to either the fund's or Ironwood's code of ethics, including Ironwood investment personnel, may invest in securities for their own investment accounts, including, subject to certain conditions, securities that may be purchased or held by the fund.

8 ------------------------------------------------------------------------------

      The fund's SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of securities in the Fund.

PORTFOLIO TURNOVER

      Although the fund does not intend to engage in trading for short-term profits it may sell a portfolio security regardless of how long the security has been held. Significant portfolio turnover could increase expenses the fund incurs for securities trading, as well as increase the likelihood that the fund will have more short-term capital gain from investment income, which is not taxed at a preferred rate. Increased expenses and taxes could adversely affect the fund's overall performance, as they reduce the fund's return. For the fiscal year ended December 31, 2007 the Fund's portfolio turnover rate was 42.76%.
      See "Fees and Expenses."

INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

      This fund is a no-load fund, which means that you may purchase or redeem shares directly at their net asset value ("NAV") without paying a sales charge. However, you may be charged a fee or have different investment minimums, if you buy or sell shares through a securities dealer, bank or financial institution, or if your sales are subject to the Fund's redemption fee.

   TRANSACTIONS THROUGH THIRD PARTIES

      If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of each fund class. These financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling fund shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

      Ironwood, the fund or any of its agents (if approved by the fund's Board of Trustees) may enter into arrangements with a financial institution under which such entity, may, at its own expense, pay the financial institution a fee for providing distribution related services and/or for performing certain administrative functions (such as sub-transfer agency, recordkeeping or shareholder communication services) for the benefit of fund shareholders. These payments may create an incentive for such financial institutions to recommend that you purchase fund shares.

      Financial institutions may also be appointed as agents for or authorized by the fund to accept on its behalf purchase and redemption requests


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

      that are received in good order from their clients. Certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the fund. Your order will be priced at the fund's NAV next calculated after the financial institution receives your order so long as the financial institution transmits such order to the fund consistent with this prospectus or the financial institution's contractual arrangements with the fund.

PURCHASING SHARES

   OPENING AN ACCOUNT

      You may purchase fund shares by check, ACH or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The check must be made payable on its face to "Ironwood Series Trust." Absent the granting of an exception consistent with the Trust's Anti-Money Laundering Compliance Program, the fund does not accept purchases made by a third party check, purchases made by credit card, credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check).

      The fund reserves the right to wait until it receives acknowledgment to its satisfaction that a check has cleared and payment has been posted before issuing fund shares. This may take as long as 14 days. A $20 charge may be imposed on any returned checks. The fund will accept only a new account application that reflects a mailing address located within the United States ("U.S.") or its territories or a U.S. military address and reports a valid taxpayer identification number.

   SHARE CLASSES

      The fund offers two classes of shares: Investment Shares and Institutional Shares. Institutional Shares are offered to investors that make a $500,000 minimum investment.

                           TO OPEN             MINIMUM          MINIMUM
SHARE CLASS                AN ACCOUNT          ADDITION         BALANCE
--------------------------------------------------------------------------------
Investment Shares           $  1,000           $    100         $  1,000
--------------------------------------------------------------------------------
  IRAs                      $  1,000           $    100         $  1,000
--------------------------------------------------------------------------------
  AIP                       $  1,000           $    100         $  1,200
--------------------------------------------------------------------------------
Institutional Shares        $500,000           $ 50,000         $250,000
--------------------------------------------------------------------------------

      The fund may waive account minimums if it is economically feasible and in the best interests of the fund's shareholders. The fund has the right to reject any purchase order, or limit or suspend the offering of its shares.

10 -----------------------------------------------------------------------------

ANTI-MONEY LAUNDERING PROGRAM

      Customer identification and verification are part of the fund's overall obligation to deter money laundering under Federal law. The fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the fund from being used for money laundering or the financing of terrorist activities. In this regard, the fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or
      (iii) involuntarily close an account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of the fund or in cases when the fund is requested or compelled to do so by governmental or law enforcement authority. If an account is closed at the request of governmental or law enforcement authority, the shareholder may not receive proceeds of the redemption if the fund is required to withhold such proceeds.

ACCOUNT APPLICATION AND CUSTOMER IDENTITY AND VERIFICATION

      To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

      When you open an account, the fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you.

      If you do not supply the required information, the fund will attempt to contact you or, if applicable, your broker. If the fund cannot obtain the required information within a timeframe established in the fund's sole discretion, your application will be rejected.

      Your transaction will normally be accepted and processed at the NAV next calculated after receipt of your transaction in proper form. Your transaction is considered to be in proper form when your application and other required documentation (e.g. signature guarantees and corporate resolutions, as applicable) is complete, inclusive of all required data, and, if paying by check, the check is signed by the shareholder, dated, payable to the fund, and includes the written amount of the check. If your application is accepted, the fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases, such as consumer reports from credit reporting agencies.

      The fund will try to verify your identity within a timeframe established

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





      in the fund's sole discretion. If the fund cannot do so, the fund reserves the right to close your account at the NAV next calculated after the fund decides to close your account and to remit proceeds to you via check, but only if your account opening check clears through your bank. If your account is closed, you may be subject to a gain or loss on fund shares, may be subject to the fund's redemption fee and will be subject to any related taxes.

LIMITATIONS ON PURCHASES AND MARKET TIMING

      The Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. It is the fund's policy to discourage short-term trading. Frequent trading in the fund, such as by traders seeking short-term profits from market momentum and other timing strategies, may interfere with the management of the fund's portfolio and result in increased administrative and brokerage costs and potential dilution in the value of shares. As money is moved in and out, the fund may incur expenses related to buying and selling portfolio securities and these expenses are borne by fund shareholders.

      Specifically, focus is placed on identifying redemption transactions that may be harmful to the fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a predetermined period of time. If frequent trading trends are detected, an appropriate course of action is taken, which course of action will be determined by consideration of, among other things, shareholder account transaction history. The fund reserves the right to cancel (within one business day), restrict or reject, without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the fund's portfolio, and purchase orders not accompanied by payment.
-------------------------------
OMNIBUS ACCOUNT
Is an account in the name
of an organization, usually a
financial institution, in which
the transactions of two or
more beneficial owners are
combined and carried in the
name of the organization,
rather than designated
separately.
-------------------------------
      The fund reserves the right to refuse any purchase request, particularly requests that could adversely affect the fund or its operations.


12 -----------------------------------------------------------------------------


            OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
BY MAIL     o Complete the application             o Make check payable to "Ironwood
            o Make check payable to                  Series Trust." Be sure to include your
              "Ironwood Series Trust."               account number on the check.
            o Mail application and check to:       o Fill out investment slip and indicate the
            Ironwood Series Trust                    class of shares you wish to purchase.
            P.O. Box 182218                        o Mail check with investment slip to
            Columbus, OH 43218-2218                  the address on the left.
----------------------------------------------------------------------------------------------
BY WIRE     Mail your application to the           Wire funds to:
            above address, then call (800)           Citibank, N.A.
            472-6114 to obtain an account            New York, NY
            number. Include your Taxpayer            ABA: #021000089
            Identification Number. Wire              For credit to:
            funds using the instructions at          Forum Shareholder Services
            the right.                               A/C: #30576692
                                                     Re: Ironwood Isabelle Small
                                                     Company Stock Fund
                                                     Your name and account number
----------------------------------------------------------------------------------------------
BY          Mail your application with an          Shares are purchased once and/or
AUTOMATIC   authorized form to the address         twice a month, on the 1st, 15th, or
INVESTMENT  above, along with a check for          both days.
PLAN (AIP)  your initial investment payable
            to "Ironwood Series Trust."
            Call (800) 472-6114 to obtain a form.
----------------------------------------------------------------------------------------------
BY          Mail your application to the           Call (800) 472-6114 to initiate your
ELECTRONIC  above address, then call               ACH request and provide banking
FUNDS       (800) 472-6114 to obtain an            instructions for the electronic debit
TRANSFER    account number. Include your           from your selected financial institution
(ACH)       Taxpayer Identification                account.
            Number. We will electronically
            debit your purchase proceeds
            from your selected financial
            institution account.
----------------------------------------------------------------------------------------------
THROUGH A   Contact your financial                 Contact your financial professional.
FINANCIAL   professional.
PROFESSIONAL

      Due to its investment in the securities of small companies, the fund may be more susceptible to market timing, as opposed to securities of large-cap companies, as shareholders try to capitalize on market volatilities of such securities and the effect of such volatilities on the value of fund shares.


----------------------------------------------------------------------------- 13

      Because the fund may receive purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the fund cannot always detect frequent purchases and redemptions. As a consequence, the fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

      In addition, the sale of shares of the Fund's Investment and Institutional Shares is subject to a redemption fee of 2.00% of the current NAV of shares redeemed for any sale of shares made within 30 days of purchase. See "Selling Shares - Redemption Fee."

   DISTRIBUTION ARRANGEMENTS

      The fund has adopted a plan under rule 12b-1 allowing it to compensate the fund's distributor for the sale and distribution of its Investment Shares. The distributor receives up to 0.25% of the average daily net assets of Investment Shares. Because this fee is paid out of fund assets in Investment Shares on an ongoing basis, over time this fee will increase the cost of your investment and it may cost you more than paying other types of sales charges.

ACCOUNT REQUIREMENTS

      For further information regarding the fund's requirements for opening, and sending instructions for individual, sole proprietorship, and joint accounts, as well as business entity and trust accounts please call (800) 472-6114.


DETERMINING SHARE PRICE

      The price at which you buy or sell fund shares is the net asset value per share price or NAV. The NAV is calculated for each class at the close of regular trading of the New York Stock Exchange "NYSE" (normally 4:00 p.m. Eastern Time) each day the NYSE is open. It is not calculated on days the NYSE is closed for trading. The price for a purchase or redemption of fund shares is the NAV next calculated after receipt of your request. The NAV for each class can differ because each class has different expense ratios. The time at which NAV is calculated may change in case of an emergency. When the fund calculates NAV, it values portfolio securities at the last current sales price on the market where each such security is normally traded, unless Ironwood deems that price not representative of market values. In such instances, the fund's value of a security is likely to be different from the quoted market price of such security and the fund's NAV may differ from the NAV that would have been determined using the market price for the security. This could happen if, for example, the fund acquired a security for which market quotations are not readily available; there was a trading halt in a security held by the fund; the fund's accounting agent received unreliable prices
-------------------------------
CALCULATING NAV The price for
each share class is determined
by adding the value of that
class's investments, cash and
other assets, deducting
liabilities, and then dividing
that amount by the total number
of shares outstanding for that
class.
-------------------------------

14 -----------------------------------------------------------------------------
      for securities held by the fund; or, after the close of the market, an event took place that had a major impact on the price of one or more of the fund's securities. If no sales occurred on a particular day, the security is valued at the mean between the most recently quoted bid and asked price. Securities that cannot be valued at closing prices will be valued by Ironwood at fair value in accordance with procedures adopted by the fund's Board of Trustees. To the extent that the fund invests in other mutual funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. Fair valuation of securities that cannot be valued at closing prices could result in a NAV different than that determined if using market quotations. Fair valuation of securities involves subjective judgment. It is possible that a fair value determined for a security may differ materially from the value realized on the sale of such security.

CANCELED OR FAILED PAYMENTS

      The fund accepts checks and ACH transfers at full value subject to collection. If the fund does not receive your payments for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or its transfer agent, and the fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.

SELLING SHARES

   WHAT YOU NEED TO KNOW WHEN SELLING SHARES

      You may sell your shares on any day the fund is open for business. The Fund processes redemption orders promptly. Redemption proceeds will not be sent to you until your shares have been paid for in full. This means if you purchased your shares by check, the redemption payment will be delayed until the fund has received acknowledgment to its satisfaction that the check has cleared and the funds have been posted. This can take up to 15 business days. In times of drastic economic or market conditions, you may have difficulty selling shares by telephone.

      Once your request has been "actually received" by the fund in "proper form" the fund will redeem your shares at the NAV calculated for the fund's shares. "Proper form" means that the fund has actually received and processed your account application, all shares are paid for in full and all documentation including any required signature guarantees are included. "Actual receipt" by the fund, when by mail, means physical receipt at the fund's address listed below, or if by telephone, receipt by an authorized fund representative at the telephone number listed below. Subject to the foregoing, the fund generally pays redemption proceeds by check within seven days after the request is actually received by the fund. Payment is sent to the address of record.

----------------------------------------------------------------------------- 15

SELLING YOUR SHARES:

      BY PHONE: Be sure to fill out the appropriate areas of the account application. You may redeem up to $50,000 per day by calling (800) 472-6114. Shares held by retirement plans may not be redeemed by telephone.

      BY MAIL: Send a letter of instruction including the account number, the dollar value or number of shares and any necessary signature guarantees (see next page) to: Ironwood Series Trust, P.O. Box 182218, Columbus, OH 43218-2218.

      BY WIRE: Be sure to fill out the appropriate areas of the account application. Proceeds of $1,000 or more may be wired to your pre-designated bank account. There is a $20 charge for each wire redemption.

      BY SYSTEMATIC WITHDRAWAL PLAN: For further information on a systematic withdrawal plan, please call (800) 472-6114.

      THROUGH A FINANCIAL PROFESSIONAL: Contact your financial professional.

SIGNATURE GUARANTEES

      A signature guarantee must be provided if:

      o you are making a written request to redeem shares worth more than $100,000;

      o you want the proceeds sent to someone other than the owner of the account;

      o you want the proceeds to be mailed to an address other than the address of record;

      o   the account registration has changed within the last 30 days;

      o you want the proceeds wired to a bank not designated on your application.

      Signature guarantees are accepted from most domestic banks and securities dealers. A notary public cannot provide a signature guarantee.

      INVOLUNTARY REDEMPTION

      If your account falls below the stated investment minimums or if the fund is unable to verify your identity, the fund may redeem your shares. Your account will not be redeemed if the balance falls below the minimum due to investment losses. You will receive notice 45 days prior to an involuntary redemption if the balance in your account falls below the stated investment minimums. If your account is redeemed the proceeds will be sent to the address of record.
-------------------------------------
SECURITY CONSIDERATIONS You may
give up some level of security
by choosing to buy or sell
shares by telephone rather than
by mail. The fund uses procedures
designed to give reasonable
assurance that telephone
instructions are genuine, including
recording the transactions,
testing the identity of the
shareholder placing the
order and sending prompt
written confirmation of
transactions to the shareholder
of record. If these procedures
are followed, the fund and its
service providers are not liable
for acting upon instructions
communicated by telephone that they
believe to be genuine.
-------------------------------------


16 -----------------------------------------------------------------------------

IN-KIND REDEMPTIONS

      Although the fund expects to make redemptions in cash, it reserves the right to make the redemption a distribution in-kind. This is done to protect the interests of the fund's remaining shareholders. An in-kind payment means you receive portfolio securities rather than cash. If this occurs, you will incur transaction costs when you sell the securities.

REDEMPTION FEE

      Beginning with share purchases made on or after May 31, 2007, the sale of the fund's Investment and Institutional Shares will be subject to a redemption fee of 2.00% of the current NAV of shares redeemed for any sale of shares made within 30 days from the date of purchase. The fee is charged for the benefit of the Fund's remaining shareholders to help offset transaction costs. To calculate redemption fees, the Fund uses the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption is compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the redemption fee at any time. There are limited exceptions to the imposition of the redemption fee. The following redemptions are exempt from application of the redemption fee:

      o Redemptions in a deceased shareholder account if such an account is registered in the deceased's name

      o Redemptions in the account of a disabled individual (disability of the shareholder as determined by the Social Security Administration);

      o Redemptions of shares purchased through a dividend reinvestment program; o Redemptions pursuant to a systematic withdrawal plan;

      o Redemptions in a qualified retirement plan under section 401(a) of the Internal Revenue Code ("IRC") or a plan operating consistent with
          Section 403(b) of the IRC.

      If a financial institution that maintains an account with the transfer agent for the benefit of its customer accounts agrees in writing to assess and collect redemption fees for the Fund from applicable customer accounts, no redemption fees will be charged directly to the Financial Institution's account by the Fund. Certain financial institutions that collect a redemption fee on behalf of the Fund may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through financial institutions should contact the intermediary or refer to the customer's

----------------------------------------------------------------------------- 17
      account agreement or plan document for information about how the redemption fee for transactions for the financial institution's account or the customer's account is treated and about the availability of exceptions to the imposition of the redemption fee.

   LOST ACCOUNTS

      The transfer agent may consider your account "lost" if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional fund shares. In addition, the amount of any outstanding checks unpaid for six months or more or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.



DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

      DISTRIBUTIONS The fund makes distributions to shareholders at least annually from two sources: net long-term capital gain and income dividends, if any. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid federal income or excise taxes. Most of the fund's distributions are expected to be from net long-term capital gains.

      Unless you tell us that you want to receive your distributions in cash, all distributions will be automatically reinvested in additional full and fractional shares of the fund. Your other options are to receive checks for these payments or have them deposited into your bank account.

TAX CONSEQUENCES

      Distributions from the fund, whether received in cash or additional shares of the fund, may be subject to federal income tax. Any net investment income and net short-term capital gain distributions you receive from the fund generally are taxable as ordinary dividend income at your income tax rate. A portion of the fund's income dividends may qualify for the dividends-received deduction for corporate shareholders. Some of the fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum federal tax rate of 15%
--------------------------------
TAX CONSIDERATIONS Unless your
investment is in a tax-deferred
account you may want to avoid:

o Investing a large amount in
  the fund near the end of the
  calendar year; if the fund
  makes a capital gains
  distribution you will receive
  some of your investment back
  as a taxable distribution.

o Selling shares at a loss for
  tax purposes and then making
  an identical investment within
  30 days. The result is a wash
  sale and you will not be
  allowed to claim a tax loss.
--------------------------------


18------------------------------------------------------------------------------

      (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that the holding period and other requirements are met by both the fund and the shareholder. Distributions of net capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash.

      Distributions declared in the last quarter of a year are taxed in that year, even if not distributed until the following January. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them. Gain or loss from the sale or exchange of shares generally is taxable to you as a capital gain or loss; whether long-term or short-term depends on how long you owned the shares.
                                                  ------------------------------
                                                  TAX-DEFERRAL Generally, if
                                                  your investment is in a
                                                  traditional IRA or other
                                                  tax-deferred account, your
                                                  dividends and distributions
                                                  will not be taxed at the time
                                                  they are paid, but instead at
                                                  the time you withdraw them
                                                  from your account.
                                                  ------------------------------
      TRANSACTION                              TAX STATUS
      Income dividends                         Ordinary income or qualified
                                               dividend income

      Short-term capital gain distributions    Ordinary income
      Long-term capital gain distributions     Long-term capital gain

      If the fund's (1) income distributions exceed its net investment income and net short-term capital gains or (2) capital gain distributions exceed its net capital gains in any one year, all or a portion of those distributions may be treated as a return of capital to you. Although a return of capital generally is not taxed, it will reduce the cost basis of your shares and, to the extent that it exceeds your cost basis, is treated as a gain from the sale or exchange of your shares.

      The fund may be subject to foreign withholding taxes or other foreign taxes on some of its foreign investments. This will reduce the yield or total return on those investments. In addition, we must withhold 28% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security Number (SSN) or other Tax Identification Number (TIN).

      Your investment in the fund could have additional tax consequences. Please consult your tax advisor on state, local or other applicable tax laws.



----------------------------------------------------------------------------- 19

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlight table is intended to help you understand the financial performance of the fund for the past 5 years. Certain information reflects financial results for a single fund Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions. The information for the year ended December 31, 2007 has not been audited.


















20 -----------------------------------------------------------------------------

--------------------------------------------------------------------------------

      The table below sets forth financial data for one share of capital stock outstanding throughout each year or period indicated.


                                                           INVESTMENT CLASS
------------------------------------------------------------------------------------------------------
                                                    FOR THE YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------
                                           2007        2006          2005       2004           2003
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, beginning of period    $  13.45     $  14.26     $  16.31    $  13.80       $   9.76
Increase (decrease)
  from investment operations:
Net investment loss                        (0.19)*      (0.21)*      (0.23)*     (0.19)*        (0.13)*
Net realized and unrealized
  gains (losses) on investments              (1.27)*     3.51*        0.91*       2.70*          4.17*
------------------------------------------------------------------------------------------------------
Net increase (decrease)
  from investment operations                 (1.46)      3.30         0.68        2.51           4.04
------------------------------------------------------------------------------------------------------
Less distributions from net
  realized gains                           (2.92)       (4.11)       (2.73)       --             --
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, end of period          $   8.83     $  13.45     $  14.26    $  16.31       $  13.80
======================================================================================================
TOTAL RETURN **                           (12.35%)      23.68%        4.81%      18.12%         41.39%
RATIO/SUPPLEMENTAL DATA
Net assets, end of period
  (in 000s)                             $ 25,127     $ 46,187     $ 50,171    $ 70,825       $ 67,983
Ratio of expenses to
  average net assets:
Before waivers and/or reimbursements        2.54%        2.13%        2.04%       1.89%          1.94%
After waivers and/or reimbursements         1.95%        1.90%        1.95%       1.86%          1.88%
Ratio of net investment income (loss)
to average net assets                      (1.45%)      (1.35%)      (1.47%)     (1.35%)        (1.26%)
Portfolio turnover rate                    42.76%      131.30%       65.68%      90.58%         51.70%


*     Calculated based on average shares outstanding during the period.

** Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at the end of the period. Total return reflects performance based on net operating expenses. During any period in which fees were waived or expenses reimbursed, total return would have been lower if expenses had not been reduced.


The accompanying notes are an integral part of the financial statements.




----------------------------------------------------------------------------- 21

--------------------------------------------------------------------------------

      The table below sets forth financial data for one share of capital stock outstanding throughout each year or period indicated.

                                                                 INSTITUTIONAL CLASS
----------------------------------------------------------------------------------------------------
                                                         FOR THE YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------
                                           2007         2006        2005         2004        2003
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, beginning of period    $   14.03     $ 14.68     $  16.63     $  14.03     $  9.89
Increase (decrease) from
  investment operations:
Net investment loss                         (0.17)*     (0.18)*      (0.20)*      (0.16)*     (0.10)*
Net realized and unrealized
gains (losses) on investments               (1.33)      *3.64*         0.98*        2.76*       4.24*
----------------------------------------------------------------------------------------------------
Net increase (decrease)
from investment operations                  (1.50)       3.46          0.78         2.60        4.14
----------------------------------------------------------------------------------------------------
Less distributions from net
  realized gains                            (2.92)      (4.11)       (2.73)         --          --
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, end of period          $    9.37     $ 14.03     $  14.68     $  16.63     $ 14.03
====================================================================================================
TOTAL RETURN **                            (12.11%)     24.09%        5.31%       18.46%      41.86%
RATIO/SUPPLEMENTAL DATA
Net assets, end of period
  (in 000s)                             $   2,187     $ 3,568     $ 11,576     $ 15,193     $ 18,253
Ratio of expenses to
average net assets:
Before waivers and/or reimbursements         2.68%       2.27%        1.81%        1.63%       1.61%
After waivers and/or reimbursements          1.70%       1.69%        1.70%        1.61%       1.55%
Ratio of net investment income (loss)
to average net assets                       (1.20%)     (1.15%)      (1.24%)      (1.10%)     (0.93%)
Portfolio turnover rate                     42.76%     131.30%       65.68%       90.58%      51.70%

*     Calculated based on average shares outstanding during the period.

** Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at the end of the period. Total return reflects performance based on net operating expenses. During any period in which fees were waived or expenses reimbursed, total return would have been lower if expenses had not been reduced.

The accompanying notes are an integral part of the financial statements.




22 -----------------------------------------------------------------------------

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








                      This page intentionally left blank.

                                                IRONWOOD FUNDS





FOR MORE INFORMATION
--------------------------------------------------------------------------------

      Additional information about the fund's investments is available in the fund's semi-annual and annual reports to shareholders. The fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

      You may want to read the statement of additional information (SAI) for more information on the fund and the securities it invests in. The SAI is incorporated into this prospectus by reference, which means that it is legally considered to be part of this prospectus.

      To request free copies of the semi-annual and annual reports and the SAI, and to request other information or get answers to your questions about the fund, write or call:

BY TELEPHONE: (800) 472-6114
BY MAIL: IRONWOOD SERIES TRUST
         P.O. BOX 182218
         COLUMBUS, OH 43218-2218
VIA THE INTERNET: View online or download text-only
                  documents:
  Ironwood Series Trust:
     www.ironwoodfunds.com

  Securities and Exchange Commission:
     www.sec.gov*
--------------------------------------------------------------------------------
*You can also review and obtain copies by               INVESTMENT COMPANY
visiting the SEC's ACT Public Reference Room in         FILE NUMBER: 811-08507
Washington, DC, calling (202) 551-8090, or by sending your request and the appropriate fee to the SEC's Public Reference Section, Washington,
DC 20549-0102, or via e-mail to: publicinfo@sec.gov.